UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 15, 2007

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road, San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2007, ImageWare Systems Inc. (the “Company”) issued a press release and hosted a conference call announcing and discussing the results of operations and financial condition of the Company for the three months ended March 31, 2007.  The Company’s conference call service experienced technical difficulties preventing investors interested in asking management questions from being able to do so.  As a result, on May 16, 2007, the Company hosted an additional conference call to hold a question and answer session. A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  A copy of the transcripts of the conference calls are furnished as Exhibits 99.2 and 99.3 to this Current Report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibits are included with this Form 8-K:

99.1                           Press Release issued May 15, 2007.

99.2                           Transcript of Conference Call of ImageWare Systems Inc. held May 15, 2007.

99.3                           Transcript of Conference Call of ImageWare Systems Inc. held May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a Delaware corporation

Date: May 21 , 2007	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer